UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2024
___________________________________

TOURMALINE BIO, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-40384 (Commission File Number)	83-2377352 (I.R.S. Employer Identification No.)
27 West 24th Street, Suite 702 New York, NY (Address of principal executive offices)	10010 (Zip Code)
Registrant's telephone number, including area code: (646) 481-9832
Not Applicable (Former Name or Former Address, if Changed Since Last Report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TRML	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 5, 2024, Tourmaline Bio, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). A total of 25,646,509 shares of common stock were entitled to vote as of April 10, 2024, the record date for the Annual Meeting. There were 15,857,949 shares of common stock present virtually or represented by proxy at the Annual Meeting, constituting a quorum to conduct business.

The following proposals were voted upon at the Annual Meeting:

Proposal No. 1	Election of Dr. Clay Siegall and Dr. Sapna Srivastava as Class III directors to the Company’s board of directors, each to serve until the 2027 annual meeting of stockholders; and

Proposal No. 2	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

On June 5, 2023, Mediant Communications, Inc., the independent inspector of election for the Annual Meeting, delivered its final report as to the voting results for each of these proposals. The following are the final voting results for each of the items voted on at the Annual Meeting:

Proposal 1. Election of Class III Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Clay Siegall	11,005,384	2,747,643	2,104,922
Dr. Sapna Srivastava	13,160,829	590,088	2,107,032

Based on the votes set forth above, the stockholders of the Company elected Dr. Clay Siegall and Dr. Sapna Srivastava as Class III directors to the Company’s board of directors, each to serve until the 2027 annual meeting of stockholders.

Proposal No. 2. Ratification of Selection of Deloitte & Touche LLP.

Votes For	Votes Against	Abstentions
15,856,440	1,476	33

Based on the votes set forth above, the stockholders of the Company ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOURMALINE BIO, INC.

Date: June 7, 2024	By:	/s/ Brad Middlekauff
	Name:	Brad Middlekauff
	Title:	Corporate Secretary